UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 7, 2015 (October 1, 2015)

TWINLAB CONSOLIDATED HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55181	46-3951742
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

632 Broadway, Suite 201, New York, NY	10012
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 651-8500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 1, 2015, Twinlab Consolidated Holdings, Inc. (the “Company”) and GREAT HARBOR CAPITAL, LLC (“GH”) entered into a Stock Purchase Agreement (the “GH SPA”). Pursuant to the GH SPA, the Company issued and sold to GH on October 2, 2015 41,370,310 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), for an aggregate purchase price of $12,000,000. GH has the right to participate in certain future issuances of equity securities (including rights, options or warrants to purchase such equity securities or securities that are convertible or exchangeable into or exercisable for such equity securities) of the Company up to an amount sufficient to allow GH to maintain its then-proportional ownership interest in the Company. The Company agreed, upon request by GH, to enter into a registration rights agreement with GH with respect to the shares of Common Stock issued under the GH SPA.

The foregoing description of the GH SPA is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the GH SPA is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced shares of Common Stock to GH in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance and sale of the shares of Common Stock was exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The shares of Common Stock were issued directly by the Company and did not involve a public offering or general solicitation. GH was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that GH, immediately prior to the issuance of the above-referenced shares of Common Stock, had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. GH had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced shares of Common Stock.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 10.89	Stock Purchase Agreement, dated as of October 1, 2015, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2015	TWINLAB CONSOLIDATED HOLDINGS, INC.

	By:	/s/ Thomas A. Tolworthy
Thomas A. Tolworthy
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.89	Stock Purchase Agreement, dated as of October 1, 2015, by and between Twinlab Consolidated Holdings, Inc. and GREAT HARBOR CAPITAL, LLC.